                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: DECEMBER 6, 2001


                             COLORADO MEDTECH, INC.
             (Exact name of registrant as specified in its charter)


          COLORADO                  000-12471                    84-0731006
----------------------------    ----------------             -------------------
(State or other jurisdiction    (Commission File               I.R.S. Employer
     of incorporation)              Number)                  Identification No.)

                               6175 LONGBOW DRIVE
                             BOULDER, COLORADO 80301
                             -----------------------
          (Address, including zip code, of principal executive offices)


                                 (303) 530-2660
                                 --------------
                         (Registrant's telephone number,
                              including area code)


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ITEM 5.  OTHER EVENTS.

         Colorado MEDtech, Inc. issued a press release regarding resolution of the binding arbitration filed against it and one of its former directors by Victor Wedel. The text of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (c)   Exhibits.

         No.   Description

         99.1  Press release dated December 6, 2001







                                      -2-



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED, this 6th day of December, 2001.


                                         COLORADO MEDTECH, INC.


                                         By: /s/ Stephen K. Onody
                                             -----------------------------------
                                             Stephen K. Onody
                                             President and CEO



                                      -3-

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                                 EXHIBIT INDEX


   EXHIBIT
   NUMBER         DESCRIPTION
   -------        -----------


    99.1          Press release dated December 6, 2001